UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2025

Sono Group N.V.
(Exact name of registrant as specified in its charter)

The Netherlands	001-41066	98-1828632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Waldmeisterstrasse 93, Munich, Germany	80935
(Address of principal executive offices)	(Zip Code)

+49 (0)89 4520 5818

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On July 17, 2025, Sono Group N.V. (the “Company”) presented the investor presentation attached hereto as Exhibit 99.1 at the Emerging Growth Conference. The Company intends to use this presentation from time to time in meetings with investors, analysts, and other stakeholders. The presentation includes, among other things, updates regarding the Company’s market traction and expected order volume for the second half of 2025.

A copy of the investor presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is also available on the Company’s investor relations website at ir.sonomotors.com.

The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updates may be made through the filing of other reports or documents with the SEC, through press releases, or through other public disclosure.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1993, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements.

This Current Report on Form 8-K and the investor presentation furnished as Exhibit 99.1 hereto may contain forward-looking statements. The words “expect,” “anticipate,” “intend,” “plan,” “estimate,” “aim,” “forecast,” “project,” “target,” “will,” and similar expressions (or their negative) are intended to identify forward-looking statements. These statements are based on the current expectations, beliefs, and assumptions of Sono Group N.V. and its subsidiary Sono Motors GmbH (together, the “Company”) regarding future events and are subject to known and unknown risks, uncertainties, and other factors that could cause actual results, performance, or achievements to differ materially from those expressed or implied by such forward-looking statements.

These risks and uncertainties include, without limitation, the Company’s ability to meet the initial listing requirements of the Nasdaq Capital Market or NYSE American; the satisfaction of closing conditions under the Securities Purchase Agreement and Exchange Agreement entered into with YA II PN, Ltd. (“Yorkville”); the timing and impact of the transactions contemplated thereby; the Company’s ability to maintain adequate liquidity and comply with OTCQB, Nasdaq or NYSE listing standards; its ability to execute its stated business strategy, including the transition to focusing exclusively on retrofitting and integrating solar technology onto third-party vehicles; its capacity to raise additional capital beyond the current financing commitments; and its ability to maintain key relationships with creditors, suppliers, customers, employees, and other stakeholders. Additional risks and uncertainties are discussed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2024, which is available on the SEC’s website at www.sec.gov and on the Company’s website at ir.sonomotors.com.

Many of these factors are beyond the Company’s control. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements speak only as of the date of this Form 8-K. The Company undertakes no obligation to update or revise any forward-looking statements to reflect events or circumstances after the date hereof, except as required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed with this Current Report on Form 8-K:

Exhibit	Description of Exhibit

99.1	Investor presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sono Group N.V.

By	/s/ George O’Leary
	Name:	George O’Leary
	Title:	Managing Director

Date: July 18, 2025